                                                                    Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          To the knowledge of each of the undersigned,  this Report on Form 10-Q for the quarter ended June 30, 2006 fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities  Exchange Act of 1934, as amended, and the  information  contained  in this  Report  fairly  presents,  in all material  respects,  the  financial  condition and results of operations of
     Blonder Tongue Laboratories, Inc. for the applicable reporting period.

Date:  August 14, 2006     By:      /s/  James A. Luksch
                                    James A. Luksch, Chief Executive Officer

                           By:      /s/  Eric Skolnik
                                    Eric Skolnik, Chief Financial Officer